Exhibit 10.1

WAIVER NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

WAIVER NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Waiver”), dated as of April 1, 2020, among DAVE & BUSTER’S, INC., a Missouri corporation (the “Borrower”), the Lenders party or consenting hereto constituting the Required Lenders (the “Lenders”) and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Dave & Buster’s Holdings, Inc., a Delaware corporation, as a guarantor, the Borrower, the direct and indirect Subsidiaries of the Borrower from time to time party thereto, as guarantors, the several financial institutions from time to time party thereto, as lenders, Swing Line Lender and/or L/C Issuer, the Administrative Agent, and Wells Fargo Bank, National Association, as syndication agent, are parties to that certain Amended and Restated Credit Agreement, dated as of August 17, 2017 (as amended, restated, amended and restated, modified or supplemented from time to time, the “Credit Agreement”).

WHEREAS, pursuant to Section 13.13 of the Credit Agreement, the Borrower has requested that the Administrative Agent and the Required Lenders consent to the waiver described in Section 1 hereof, and, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Required Lenders are willing to do so.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:

1.       Waiver. Subject to the satisfaction of the conditions set forth in Section 2 hereof, Lenders constituting Required Lenders hereby agree to waive the requirement pursuant to Section 8.5(b) of the Credit Agreement that the opinion of KPMG LLP or another firm of independent public accountants of recognized national standing that accompanies the annual audited financial statements of the Consolidated Group Companies for the Fiscal Year ended February 2, 2020 be without going concern or any like qualification.

2.       Conditions to Effectiveness. This Waiver shall become effective on the date (the “Waiver Effective Date”) upon receipt by the Administrative Agent of a fully-executed copy of this Waiver by each Loan Party, the Administrative Agent and the Required Lenders.

3.       No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents (other than as set forth herein), or constitute a course of conduct or dealing among the parties. The Administrative Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as expressly amended hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect.

4.       Counterparts; Integration. This Waiver may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, each of which shall constitute an original, and all such counterparts taken together shall be deemed to constitute one and the same contract. Delivery of an executed counterpart of a signature page to this Waiver by facsimile or other electronic transmission will be effective as delivery of a manually executed counterpart thereof.

5.       Headings. Section headings used in this Waiver are for reference only and shall not affect the construction of this Agreement.

6.       Governing Law. THIS WAIVER AND THE TRANSACTIONS CONTEMPLATED HEREBY, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7.       Submission to Jurisdiction; Waiver of Jury Trial. The parties hereto hereby acknowledge and agree that this Waiver is subject to Section 13.23 of the Credit Agreement, the terms of which are incorporated by reference herein, mutatis mutandis, as if set forth in their entirety herein.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

The parties hereto have caused this letter to be duly executed and delivered by their duly authorized officers or other representatives as of the date first set forth above.

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Charlene Wright-Jones
	Name:	Charlene Wright-Jones
	Title:	Vice President

BBVA USA, as Lender

By:	/s/ Jeffrey Piccinelli
	Name:	Jeffrey Piccinelli
	Title:	Senior Vice President

BMO HARRIS BANK N.A., as Lender

By:	/s/ Keith Watanabe
	Name:	Keith Watanabe
	Title:	Director

CAPITAL ONE, N.A., as Lender

By:	/s/ Michael Sullivan
	Name:	Michael Sullivan
	Title:	Duly Authorized Signatory

FIFTH THIRD BANK, NATIONAL ASSOICATION, as Lender

By:	/s/ Michael H. Keith
	Name:	Michael H. Keith
	Title:	Vice President

FIRST HORIZON BANK, as Lender

By:	/s/ Erik Toft
	Name:	Eric Toft
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Alexander Vardaman
	Name:	Alexander Vardaman
	Title:	Authorized Officer

PNC BANK, NATIONAL ASSOCIATON, as Lender

By:	/s/ Brendan McGuire
	Name:	Brendan McGuire
	Title:	Executive Vice President

REGIONS BANK, as Lender

By:	/s/ Ryan Fischer
	Name:	Ryan Fischer
	Title:	Managing Director

STIFEL BANK & TRUST, as Lender

By:	/s/ Daniel P. McDonald
	Name:	Daniel P. McDonald
	Title:	Vice President

SYNOVUS BANK, as Lender

By:	/s/ Robert Haley
	Name:	Robert Haley
	Title:	Officer

TRUIST BANK, as Lender

By:	/s/ Sheryl Squires Kerley
	Name:	Sheryl Squires Kerley
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATON, as Lender

By:	/s/ Sean P. Walters
	Name:	Sean P. Walters
	Title:	Vice President

WEBSTER BANK, NATIONAL ASSOCIATON, as Lender

By:	/s/ Esther Catandella
	Name:	Esther Catandella
	Title:	Vice President

DAVE & BUSTER’S, INC., as Borrower

By:	/s/ Brian Jenkins
	Name:	Brian Jenkins
	Title:	Chief Executive Officer